                                  SCHEDULE 14A

                                 (Rule 14a-101)

        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(A) Of The
                        Securities Exchange Act Of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement  [ ]Confidential, for use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under  ss. 240.14a-12



                               DRUGMAX.COM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11



(1)      Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------
(5)      Total fee paid:

-----------------------------------------------------------------------

[ ]  Fee paid previously by written preliminary materials.

-----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

-----------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------
(3)      Filing Party:

-----------------------------------------------------------------------
(4)      Date Filed:

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

                              [DRUGMAX.COM LOGO]



                               DrugMax.com, Inc.
                          12505 Starkey Road, Suite A
                              Largo, Florida 33773


                                                               ___________, 2001
Dear Stockholder,

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of DrugMax.com, Inc. (the "Company"). The Meeting will be held September 5, 2001 at 10:00 a.m., Eastern Daylight Savings Time, at the Bayou Club, 7979 Bayou Club Road, Largo, Florida 33777.

     The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, the amendment of the Company's Certificate of Incorporation to change the name of the Company to DrugMax, Inc., and the amendment to the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock covered by the Plan. We also will report on the progress of the Company and comment on matters of current interest.

     It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

     If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

     Your Board of Directors and management look forward to greeting you personally at the Meeting.


                               Sincerely,



                               Jugal K. Taneja
                               Chairman of the Board and Chief Executive Officer

                              [DRUGMAX.COM LOGO]


                                  DrugMax.com
                               DrugMax.com, Inc.
                          12505 Starkey Road, Suite A
                              Largo, Florida 33773

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, SEPTEMBER 5, 2001

     Notice is hereby given that the Annual Meeting of stockholders of DrugMax.com, Inc. (the "Company"), a Nevada corporation, will be held at the Bayou Club, 7979 Bayou Club Road, Largo, Florida 33777, on September 5, 2001, at 10:00 a.m., Eastern Daylight Savings Time (the "Meeting") for the following purposes:

     1. To re-elect all of the Directors to serve until the Annual Meeting in 2002 and until their successors are elected and qualified or until their earlier resignation, removal from office or death;

     2. To approve an amendment to the Company's 1999 Stock Option Plan to increase by 1,000,000 the number of shares of Common Stock covered by that Plan;

     3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to DrugMax, Inc.; and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2000 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on Wednesday, July 11, 2001 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you so desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

     Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

                                By Order of the Board of Directors,



                                WILLIAM L. LAGAMBA
                                President, Chief Operating Officer and Secretary

Largo, Florida
___________, 2001

                               DRUGMAX.COM, INC.
                          12505 Starkey Road, Suite A
                              Largo, Florida 33773

                                PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors and management of DrugMax.com, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Company's 2001 Annual Meeting of Stockholders (the "Meeting"), which will be held at 10:00 a.m., Eastern Daylight Savings Time on Monday, September 5, 2001 at the Bayou Club, 7979 Bayou Club Road, Largo, Florida 33777.

     The Board of Directors has fixed the close of business on Wednesday, July 11, 2001 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of July 11, 2001, 6,202,499 shares of the Company's Common Stock, par value $.001 per share, were issued and outstanding. For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting and broker non-votes will be disregarded. The stockholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Meeting.

     This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about ___________, 2001. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on July 11, 2001, on all matters that come before the Meeting.

     For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the share will be voted "FOR" Proposals 1, 2 and 3 (to elect the Board's nominees to the Board of Directors, to approve the amendment to the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock covered by the Plan, and to approve the amendment to the Company's Certificate of Incorporation, as amended, to effect the change of the Company's name to DrugMax, Inc. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

     The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

1.  RE-ELECTION OF DIRECTORS

     Seven directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation, removal from office or death. The following seven individuals currently serve on the Board of Directors and all have been nominated for re-election:

                                Jugal K. Taneja
                               William L. LaGamba
                               Stephen M. Watters
                               Ronald J. Patrick

                             Howard L. Howell, DDS
                              Jeffrey K. Peterson
                                 Joseph Zappala

All of the foregoing nominees have consented to serve as a director, if elected.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS.

     Stockholders may vote for up to seven nominees and the seven nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as Directors. The Stockholders may not vote cumulatively in the election of Directors. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend. For further information on Messrs. Taneja, LaGamba, Watters, Patrick, Howell, Peterson and Zappala, see "Management-Directors and Executive Officers" and "Security Ownership of Management and Others."

                 MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

     The Company's executive officers and directors and their ages and positions as of July 11, 2001 are as follows:

                  Name                       Age                                   Position
                  ----                       ---                                   --------
Jugal K. Taneja..........................       57  Chairman of the Board and Chief Executive Officer
William L. LaGamba.......................       41  President, Chief Operating Officer, Secretary and Director
Ronald J. Patrick........................       53  Chief Financial Officer, Vice President of Finance, Treasurer and
                                                    Director
Stephen M. Watters.......................       34  Director
Dr. Howard L. Howell, DDS (2)............       53  Director
Jeffrey K. Peterson (1) (2)..............       50  Director
Joseph Zappala (1)(2)....................       67  Director

_____________
(1)  Member of Compensation Committee.
(2)  Member of Audit Committee.

     Pursuant to the Company's bylaws, each director serves for a term of one
(1) year and until his successor is duly qualified. Officers shall be appointed annually by the Board of Directors (subject to the terms of any employment agreement), at the Company's annual meeting, to hold such office until an officer's successor shall have been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. There are no family relationships among any of the Company's directors and executive officers.

     Set forth below is the business experience and other biographical information regarding the Company's directors and executive officers.

     Jugal K. Taneja serves as the Company's Chairman of the Board and since October 2000 has served as its Chief Executive Officer. He previously served as the Chief Executive Officer of Nutricueticals.com, Corporation ("Nutricueticals") from that company's inception in October 1993 through April 1995, and again from January 1996 until August 1999. Further, he served at various times over the years as the Nutricueticals' President and Secretary. In addition to his service to the Company, Mr. Taneja operates several other companies. He is presently the Chairman of the Board of Dynamic Health Products, Inc. ("Dynamic"), a position he has held since Dynamic's inception in 1991. Mr. Taneja also serves as a director of Go2Pharmacy,Inc. (NasdaqSC:GORX), a publicly-held company that manufactures and distributes nutritional and health products. Mr. Taneja holds degrees in Petroleum Engineering, Mechanical Engineering, and a Masters in Business Administration from Rutgers University.

     William L. LaGamba is a member of the Company's Board of Directors and has served as its President, Chief Operating Officer and Secretary since October 2000. From March 2000 to October 2000, he served as the Company's Chief Executive Officer. From November 1999 to October 2000, he also served as the Company's Secretary and Treasurer. From November 1999 to March 2000, he served as the Company's Chief Operating Officer and Vice President. From June 1998 until joining the Company in November 1999, Mr. LaGamba served as Chief Executive Officer of Dynamic. He was also a founder and the President of Becan Distributors, Inc. ("Becan") from its inception in January 1997 until it was acquired by the Company in November 1999. For 14 years prior to January 1997, Mr. LaGamba served in various capacities for McKesson Drug Company, a large distributor of pharmaceuticals, health and beauty care products and services, and FoxMeyer Drug Company.

     Ronald J. Patrick is a member of the Company's Board of Directors and has served as the Company's Chief Financial Officer and Treasurer since the Company's acquisition of Valley Drug Company ("Valley") in April 2000. He also has served as the Company's Vice President of Finance and Treasurer since October 2000. He also has served as Chief Financial Officer of Valley since January 1999. Before becoming Valley's CFO, Mr. Patrick practiced as a Certified Public Accountant and was part owner of a full service accounting firm for the past 20 years. He served as Managing Partner for six of those years and as Coordinator of Consulting Services for the last two years he was with the firm. Mr. Patrick graduated from Gannon College in 1970 with a degree in Business Administration and has been licensed to practice as a Certified Public Accountant since 1974.

     Stephen M. Watters serves as one of the Company's directors. He was the President and a Director of Nutriceuticals from that company's inception until its merger with and into the Company in March 1999. From March 1999 to August 2000, Mr. Watters served as the Company's President. Besides serving as a director, he currently provides consulting services to the Company pursuant to a Consulting Agreement. See "Executive Compensation--Employment Agreements." Previously, from September through November 1998, Mr. Watters was Vice President of Finance of Dynamic. Prior to his association with Dynamic, Mr. Watters was in the investment banking and brokerage businesses where he served as Vice President of Sales for Gilford Securities from February 1998 to September 1998; Vice President of Sales for Hobbs, Melville Corp. from November 1997 to February 1998; and as branch manager for sales, with Schneider Securities, Inc. from 1995 to 1997. From April 1992 to March 1995, Mr. Watters was employed by Bancapital Corp. as an investment banker. He received his Executive Masters of Business Administration degree from Case Western Reserve University in 1997.

     Howard L. Howell, D.D.S. has served as a director of the Company since August 1999. Dr. Howell has been managing his private orthodontic dentistry practice since 1977. In addition to the private practice of orthodontics, Dr. Howell is the President of Howell, Whitehead & Associates, P.A., a multi-office private practice group specializing in pediatric dentistry and orthodontics. He also serves as Chief Executive Officer and a Director of Telluride Expeditions Corp., a Colorado-based travel agency, and as a director of Medcom Facilities Inc., a real estate holding company. Dr. Howell received his degree from the Medical College of Virginia.

     Jeffrey K. Peterson has served as a director of the Company since August 1999. From 1997 to the present, Mr. Peterson served as Vice Chairman of the Board of Directors and Executive Vice President of Central European Distribution Corporation, a leading importer and distributor of alcoholic beverages in Poland. Mr. Peterson also handles investor relations for Central European Distribution Corporation. Mr. Peterson is also a co-founder of Central European Distribution Corporation's subsidiary Carey, AGRI International Poland SP Z.O.O., and has served as a member of its management board since its inception in 1990. Prior thereto, Mr. Peterson contracted with African, Middle Eastern, South American and Asian Governments and companies for the supply of American agricultural exports and selected agribusiness products, such as livestock, feed supplements and veterinary supplies. In addition, Mr. Peterson has worked with international banks and with United States governmental entities to facilitate support for exports from the United States. Mr. Peterson served for three years with the United States military in southeast Asia prior to attending the University of South Florida, from which he graduated in 1976.

     Joseph Zappala has served as a director of the Company since April 2000. Since January 1995, Mr. Zappala has served as Chairman and a member of the board of managers of CarePlus, LLC, a growing Medicaid and Child Health Plus health maintenance organization. Mr. Zappala also serves as a director of Go2Pharmacy. Since January 2000, he has served on the Board of Directors of Amedore Homes, Inc., a homebuilding company located in the Capitol Region of New York. Mr. Zappala was on the Board of Directors of the International

Thoroughbreds Association from June 1997 to January 1999 and Miami Subs, Inc. from June 1995 to July 1999. Mr. Zappala was appointed by United States President George Bush and served as the United States Ambassador to Spain from 1989 to 1992. Mr. Zappala has been a Florida-based business executive for over 35 years with experience in various industries, including healthcare, banking, real estate and manufacturing.

Key Employees

     The Company has the following key employees:

     Phillip J. Laird has served as the President of Becan since it was acquired by the Company in November 1999. From May 1997 until November 1999, Mr. Laird was the Vice President of the Diabetes Supply Division of Direct Rx, Inc., the predecessor of Dynamic. Mr. Laird was also a retail area sales manager for McKesson Drug Company from November 1996 to May 1997. Similarly, Mr. Laird was a retail area sales manager for FoxMeyer Drug Company, managing approximately 250 retail pharmacies with four sales consultants from May 1994 to May 1997. Mr. Laird received a degree in Business Administration from Robert Morris College, Pennsylvania, in 1983.

     Willem H. Hamers is the Vice President of Discount Rx, Inc., a subsidiary the Company acquired in connection with its acquisition of Becan. He has held this position since Becan founded Discount Rx in August 1998. Before becoming President of Discount Rx, Mr. Hamers served as the Executive Vice President of Sales for Penner & Welsch since 1997. Prior thereto, Mr. Hamers was a Sales Manager for the Slidell Division of McKesson Drug Company from 1996 to 1997, and he also was a Sales Manager for the Slidell Division of FoxMeyer Drug Company from 1991 to 1996.

     Ralph A. Blundo has served as the President of Valley since the Company acquired Valley in January 1999. From 1986 through 1995, Mr. Blundo served as Valley's Director of Sales and from 1996 to 1998 he served as Valley's Vice President of Sales. During this period he was responsible for new account development and overall management of the sales staff. Mr. Blundo received a Bachelor of Science degree in Business Administration from Youngstown State University in 1970.

     John P. Cairns has served as the Vice President of Sales of Valley since January 1999. From 1988 to 1998 Mr. Cairns held the position of Valley's Territory Sales Manager. Prior to joining Valley, he was the Executive Vice President for Mincing Trading Corp., a subsidiary of C. Czarnidow, Ltd., a multi-national commodities trading company.

Board of Directors

     The Board of Directors of the Company held ______ formal meetings during the fiscal year ending March 31, 2001. The entire Board of Directors functions as a Nominating Committee for recommending to stockholders candidates for positions on the Board of Directors and the Board will consider written recommendations from stockholders for nominations to the Board of Directors in accordance with the procedures set forth in the By-Laws of the Company.

Audit Committee and Audit Committee Report

     The Board of Directors has formed an Audit Committee. The Audit Committee consists of Messrs. Howell, Peterson and Zappala. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter was filed with the Securities Exchange Commission on July 24, 2000 in connection of the Company's Information Statement on Schedule 14C.

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent accountants. The Audit Committee met three times during the fiscal year ending March 31, 2001.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2001 with the Company's management. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the independent accountants. The Audit Committee has discussed with Deloitte & Touche, LLP ("Deloitte"), the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from Deloitte, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Deloitte with that firm. The Audit Committee has considered the provision of services by Deloitte, covered in "Audit and Related Fees" below and has determined that such services are compatible with maintaining their independence from the Company.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                              Respectfully submitted,
                              The Audit Committee
                              Howard L. Howell, DDS
                              Jeffrey K. Peterson
                              Joseph Zappala

     Audit and Related Fees

          Audit Fees.  The aggregate fees billed by Deloitte, the member firms
          ----------
of Deloitte Touche Tohmatsu, and their respective affiliates (collectively the "Deloitte Entities") for professional services rendered for the audit of the Company's annual financial statements for the year ended March 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $120,000.

          Financial Information Systems Design and Implementation Fees.  The
          ------------------------------------------------------------
Company did not engage the Deloitte Entities to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

          All Other Fees.  The aggregate fees billed by the Deloitte Entities
          --------------
for services rendered to the Company, other than the services covered in "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended March 31, 2001 were $90,060, which fees primarily relate to the preparation and filing of the Company's registration statement on Form SB-2 in November, 2000.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Compensation Committee

     The Compensation Committee, consisting of Messrs. Peterson and Zappala, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee met three times during the fiscal year ended March 31, 2001 with 100% member attendance.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, all such reports were filed on a timely basis.

     See "Certain Transactions" for additional information on certain members of management.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     To the knowledge of the Company, the following table sets forth, as of July 11, 2001, information as to the beneficial ownership of the Company's voting securities by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's voting securities, (ii) each person serving the Company as a director on such date, (iii) each person serving the Company as an executive officer on such date who qualifies as a named executive officer, as defined in Item 402(a)(2) of Regulation S-B under the Securities Exchange Act of 1934, and (iv) all of the directors and executive officers of the Company as a group.

            Name and Address of                       Amount and Nature of Shares           Percentage of
              Beneficial Owner                           Beneficially Owned (1)               Class (1)
              ----------------                           ----------------------               ----------
Bryan Capital Ltd. Partnership (2)                               2,365,500                          38%
  6950 Bryan Dairy Road
  Largo, Florida 33777
SMW Capital Group, L.P. (5)                                        945,000                          15%
  12505 Starkey Road, Suite A,
  Largo, Florida 33773
Dr. Howard L. Howell (3)                                             8,000                           *
William L. LaGamba (4)                                             117,667                           2%
Stephen M. Watters (5)                                             995,000                          16%
Ronald J. Patrick (6)                                              134,627                           2%
Jeffrey K. Peterson (7)                                             42,500                           *
Jugal K. Taneja (8)                                              2,909,317                          47%
Joseph Zappala                                                          --                           *
All Directors and Executive Officers as a                        4,207,111                          68%
 group (7 persons)

----------------
* Less than 1%.

(1) Based on 6,202,499 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. To the Company's knowledge, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. Unless otherwise indicated, the business address of each of the beneficial owners named above is: c/o DrugMax.com, Inc., 12505 Starkey Road, Suite A, Largo, Florida 33773.

(2) Mr. Taneja, the Company's Chairman of the Board and Chief Executive Officer, owns all of the shares of the general partner of Bryan Capital Ltd. Partnership.

(3) Includes 5,000 shares issuable upon the exercise of stock options that are currently exercisable.

(4) Includes 16,667 shares issuable upon the exercise of stock options that are exercisable within 60 days. It does not include an additional 33,333 shares under the same option that are not exercisable within 60 days.

(5) Includes 945,000 shares beneficially owned by SMW Capital Group, L.P. Mr. Watters owns all of the shares of Summerford Capital, Inc., the general partner of SMW Capital Group, L.P. The number of shares beneficially owned by Mr. Watters also includes 50,000 shares issuable upon the exercise of stock options that are exercisable within 60 days.

(6) Includes 25,000 shares issuable upon the exercise of stock options that are currently exercisable.

(7) Represents 42,500 shares issuable upon the exercise of stock options that are currently exercisable.

(8) Includes 2,365,500 shares beneficially owned by Bryan Capital Ltd. Partnership, 300,000 shares held of record by 21st Century Healthcare Fund, LLC, a limited liability company of which Jugal K. Taneja is the principal, 8,994 shares held of record by The First Delhi Trust, a trust established for the benefit of his children, 18,000 shares beneficially owned by Westminster Trust Company, a partnership in which Jugal K. Taneja is the general partner, 1,331 shares held of record by Mr. Taneja, and 215,492 shares held of record by Manju Taneja, his spouse. Mr. Taneja disclaims voting power with respect to the shares held of record by his spouse.

     Shares of the common stock of the Company are listed and traded on the Nasdaq Small Cap Market ("Nasdaq") under the symbol "DMAX."

                             EXECUTIVE COMPENSATION

Compensation to Directors

     Each director of the Company receives $500 for each meeting of the Board of Directors that such director attends, and an additional $2,000 per quarter if such director attends at least two out of the three meetings held in such quarter, plus reimbursement of the director's reasonable out-of-pocket expenses incurred in connection with such meetings. Additionally, all directors are eligible to receive stock options under the Company's 1999 Stock Option Plan, and directors who are also employees of the Company, or a subsidiary of the Company, are eligible to receive Incentive Stock Options when and as approved by the Board of Directors. In _____, 2001, the Company established a policy providing that all directors will receive 25,000 stock options per fiscal year if they attend at least two meetings in such fiscal year. Additionally, each member of a committee of the Board of Directors shall receive 5,000 stock options per fiscal year, each chairperson of a committee shall receive an additional 2,500 stock options per fiscal year and the Chairman of the Board shall receive 10,000 stock options per fiscal year. The options granted under this policy to directors are immediately exercisable, provided that should any director resign prior to the end of the relevant fiscal year, the options granted for during such fiscal year shall be immediately canceled. During the fiscal year ended March 31, 2001, no options were granted to any of the directors.

Compensation of Executive Officers

                           Summary Compensation Table

     The following summary compensation table sets forth the cash and non-cash compensation paid during the past three fiscal years to (a) those individuals serving as the Company's Chief Executive Officer during the fiscal year ended March 31, 2001 and (b) the four most highly compensative executive officers of the Company, receiving compensation of at least $100,000, during the fiscal year ended March 31, 2001:

                                                              Fiscal Year Ended                         Securities Underlying
           Name And Principal Position                            March 31            Salary ($)             Options (#)
          ----------------------------                           --------            ---------              ----------
Jugal K. Taneja, Chairman of the Board and Chief                     2001         $100,000                       85,000
 Executive Officer                                                   2000           87,500                      200,000
                                                                     1999               --                           --

William L. LaGamba, President, Chief Operating                       2001         $150,000                       75,000
 Officer and Secretary                                               2000           45,000                       50,000
                                                                     1999               --                           --

Stephen M. Watters, Director (1)                                     2001         $115,479                       75,000
                                                                     2000          139,423                       50,000
                                                                     1999               --                           --

Ronald J. Patrick, Chief Financial Officer,
 Treasurer and Director                                              2001         $125,000                       75,000
                                                                     2000               --                           --
                                                                     1999               --                           --

------------------
(1) Although Mr. Watters resigned as President of the Company in August, 2000, he would have qualified for inclusion in this summary compensation table should he have continued to serve in such capacity for the remainder of fiscal 2000. Accordingly, he has been included in this table.

Employment Agreements and Other Arrangements

     Jugal K. Taneja - Mr. Taneja is the Company's Chairman of the Board and Chief Executive Officer. He serves in such capacity under a consulting agreement with the Company. Mr. Taneja's consulting agreement provides for an initial three-year term ending April 2003, and an annual base salary of $100,000. Mr. Taneja's consulting agreement contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality and non-competition provisions that prohibit him from competing with the Company under the circumstances. The period covered by the non-competition provisions will end three years after Mr. Taneja's termination.

     William L. LaGamba - Mr. LaGamba is the Company's President and Chief Operating Officer. In January 2000, the Company entered into an employment agreement with Mr. LaGamba. Mr. LaGamba's employment agreement provides for an initial three-year term ending December 2002, an annual base salary of $150,000, plus an annual performance bonus and stock options as determined by the Board of Directors. Mr. LaGamba's employment agreement also contains standard termination provisions for disability, for cause and for good reason. If the employment agreement is terminated other than for good reason or cause, Mr. LaGamba is entitled to receive his compensation through the end of the term of the agreement.

     Stephen M. Watters - The Company has a consulting agreement with Mr. Watters. The consulting agreement provides for an initial three-year term ending August 2003, an annual consulting fee of $100,000. Mr. Watters' consulting agreement also contains standard termination provisions for disability, for cause and for good reason, and it also contains confidentiality and non-competition provisions that prohibit him from competing with the Company under certain circumstances. The period covered by the non-competition provisions will end three years after Mr. Watters' termination.

     Ronald J. Patrick - Mr. Patrick became the Company's Chief Financial Officer following the Company's acquisition of Valley. He is also the Chief Financial Officer, Secretary and Treasurer of Valley. In connection with the Company's acquisition of Valley, the Company authorized an employment agreement between Mr. Patrick and Valley. Mr. Patrick's employment agreement with Valley provides for an initial three-year term ending April 2003, an annual base salary of $125,000, plus such health and other benefits as the Board of Directors and/or any compensation and stock option committee of Valley may provide. Mr. Patrick's employment agreement contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality provisions prohibiting him from disclosing the Company's confidential information.

     Ralph A. Blundo - Mr. Blundo is the President of Valley. In connection with the Company's acquisition of Valley, the Company authorized an employment agreement between Mr. Blundo and Valley. Mr. Blundo's employment agreement with Valley provides for an initial three-year term ending April 2003, an annual base salary of $125,000, plus such health and other benefits as the Board of Directors and/or any compensation and stock option committee of Valley may provide. Mr. Blundo's employment agreement contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality provisions prohibiting him from disclosing the Company's confidential information.

Long-term Compensation

     Stock Options

     No stock options were granted to any executive officer or director of the Company during the fiscal year ended March 31, 2001.

                        OPTION VALUES AT MARCH 31, 2001

     The following table sets forth certain information, as of March 31, 2001, concerning unexercised options by the only two executive officers listed in the Summary Compensation Table above that hold options as of March 31, 2001 (none of whom exercised any options during fiscal 2001):




                             Number of Unexercised Options       Value of Unexercised In-the-Money Options
                                 at  March 31, 2001(1)                       at March 31, 2001
                        ---------------------------------------  -----------------------------------------
         Name              Exercisable        Unexercisable         Exercisable          Unexercisable
----------------------  -----------------  --------------------  ------------------  ---------------------
William L. LaGamba                 16,667                33,333                   0                      0
Stephen M. Watters                 16,667                33,333                   0                      0

---------------
(1) Not listed in this table are 200,000 warrants granted to Mr. Taneja in connection with his guaranty of certain Company indebtedness, all of which warrants currently are exercisable. See, Certain Transactions.

                              CERTAIN TRANSACTIONS


     The information set forth herein briefly describes certain relationships and related transactions during the last two fiscal years between the Company and its Directors, officers and stockholders owning 5% or more of the Company's Common Stock.

Loans and Other Affiliated Transactions

     Dynamic Health Products, Inc.

     From September 1998 to November 1999, the Company operated out of the principal offices of Dynamic Health Products, Inc., in Largo, Florida. Dynamic provided the Company, without charge, office and warehouse space, and the use of Dynamic's general office equipment. Dynamic is a manufacturer and distributor of proprietary and nonproprietary dietary supplements, over-the-counter drugs, and health and beauty care products. Jugal K. Taneja, a principal stockholder and Chairman of the Board of the Company, is also the Chairman of the Board and a principal stockholder of Dynamic. Mr. Taneja has beneficial ownership of approximately 36.3% of the outstanding voting stock of Dynamic. Members of his immediate family own in the aggregate an additional 23.0% of the outstanding voting stock of Dynamic. William L. LaGamba, the Company's President and Chief Operating Officer, is also a stockholder of Dynamic, with beneficial ownership of 14.9% of the outstanding voting stock of Dynamic.

     In addition, on September 13, 2000, the Company entered into a letter of intent to purchase substantially all of the assets of Penner & Welsch, Inc. ("P&W"), a wholesale distributor of pharmaceuticals, over-the-counter products and health and beauty care products, headquartered near New Orleans, Louisiana. Also on that date, P&W filed a voluntary petition for Chapter 11 relief under the United States Bankruptcy Code. The case is pending in the United States Bankruptcy Court for the Eastern District of Louisiana. The Company, on September 13, 2000, entered into a management agreement with P&W, pursuant to which it agreed to manage the day-to-day operations of P&W during the bankruptcy proceeding, in exchange for a management fee equal to a percentage of the gross revenues of P&W each month. The Company has entered into a management agreement with Dynamic pursuant to which Dynamic provides accounting support services to the Company in connection with the Company's management responsibilities relating to P&W. Pursuant to this agreement, Dynamic is entitled to receive one-third of all fees collected by the Company from P&W.

     Go2Pharmacy, Inc.

     The Company entered into a First Right to Manufacture Agreement with Go2Pharmacy, Inc. pursuant to which Go2Pharmacy has agreed to manufacture all products that the Company requires and which it is capable of manufacturing. In addition, the Company is the exclusive distributor of Lean Protein Chips, a product manufactured by Go2Pharmacy, to all independent pharmacies. Purchases of all products purchased by the Company from Go2Pharmacy were approximately $0 and $441,000 for the fiscal years ended March 31, 2001 and March 31, 2000, respectively, which purchases represent less than 1.5% of the products the Company purchased in each of such years. Jugal K. Taneja is a director of Go2Pharmacy, and Dynamic owns approximately 42% of Go2Pharmacy's shares.

     Becan Distributors, Inc.

     Becan Distributors, Inc., together with its wholly owned subsidiary Discount Rx, Inc., was a wholesale distributor of pharmaceuticals, over-the-counter drugs, and health and beauty care products. In November 1999, the Company acquired Becan from Dynamic. In March 2000, the Company merged Becan into the Company. Accordingly, Discount Rx is now a wholly owned subsidiary of the Company. Pursuant to the terms of the purchase agreement for Becan, the Company acquired all of the outstanding common stock of Becan in exchange for $2 million in cash and 2,000,000 shares of the Company's common stock. In addition, the Company deposited 1,000,000 shares of its common stock into escrow for future issuance to Dynamic upon the attainment of certain financial targets for the fiscal years ended March 31, 2000 and 2001. As of July 2001, 500,000 shares were released to Dynamic and 500,000 shares were returned to the Company pursuant to the terms of the escrow agreement.

     Guaranty by Mr. Taneja of Company's Credit Facility

     In February 2000, the Company entered into a revolving credit facility with Merrill Lynch Financial, pursuant to which Merrill Lynch Financial granted to the Company a $5.0 million credit facility. The lender required and obtained a personal guaranty from Jugal K. Taneja, the Company's Chairman of the Board and Chief Executive Officer. In consideration for Mr. Taneja's acting as the guarantor, the Company granted to Mr. Taneja a warrant to purchase 200,000 shares of the Company's common stock at a price of $15.98 per share, the average closing price over the 30-day period prior to execution of the guaranty. The warrant is exercisable over a three-year period in equal annual amounts. In October 2000, the Company terminated this credit facility.

     Indebtedness to Management and Directors

     In 1999, Mr. Watters and Mr. Taneja, either directly or through affiliates, provided the Company with loans for working capital in the amount of $80,000 and $70,000, respectively. The principal sum, together with interest on the unpaid principal balance at an annual rate equal to prime plus one percent, was due and payable on demand at any time following the earlier to occur of either (a) a public offering of the Company's common stock or (b) December 31, 1999. Those loans were repaid with the proceeds of the offering the Company conducted in November 1999.

     The Company has also entered into Consulting Agreements with two of its directors, Messrs. Taneja and Watters. See, "Executive Compensation--Employment Agreements and Other Arrangements."

2. APPROVAL OF AMENDMENT TO STOCK OPTION PLAN TO PROVIDE ADDITIONAL SHARES

     On August 13, 1999, the Board of Directors adopted the 1999 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract, retain, develop and reward superior executive talent by encouraging ownership of the Company's common stock by the Company's officers, directors and other employees. The Plan authorizes the granting of both Incentive Stock Options, as defined under
Section 422 of the Internal Revenue Code of 1986, and Non-Statutory Stock Options to purchase common stock. All employees of the Company and its subsidiaries are eligible to participate in the Plan. The Plan also authorizes the granting of Non-Statutory Stock Options to non-employee directors and
consultants of the Company.   Unless sooner terminated, the Plan will expire on
August 12, 2009.

     The Board of Directors has adopted by unanimous written consent, subject to stockholder approval at the Meeting an amendment to the Plan (the "Plan Amendment"), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan to 1,400,000 shares.

     The Plan initially authorized the issuance of up to 400,000 shares of the Company's Common Stock pursuant to stock option issuances. Of the shares of Common Stock available for issuance under the Plan, the Company has outstanding as of March 31, 2001 stock options covering 290,300 shares of Common Stock. A total of 109,700 shares remain available for issuance under the Plan. An increase of 1,000,000 shares is considered necessary and in the best interest of the shareholders in order that the Company can continue to incentivize its current employees, align their interests with the interests of the shareholders, and retain existing employees as well as attract new employees.

     The Board of Directors has unanimously approved the Plan Amendment to increase to 1,400,000 the total number of shares of Common Stock which may be issued pursuant to the Plan. All other terms of the Plan as previously amended shall remain the same. Approval of the Plan Amendment will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. If the Plan Amendment is not approved, the Plan will continue in full force without the Plan Amendment. Complete copies of the Plan, including the Plan Amendment can be obtained from the Secretary of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN.

3. APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

General

     The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment the Company's Certificate of Incorporation, as amended, to change the name of the Company to DrugMax, Inc. The form of the proposed Amended and Restated Certificate of Incorporation, which includes the name change amendment, is attached hereto as Appendix A (the "Restated Certificate"). The name change will become effective when the Restated Certificate is filed with the Secretary of State of the State of Nevada. The Company intends to file the Restated Certificate promptly after the stockholders approve the name change.

Purpose

     The Board of Directors believes that the name change would be in the best interests of the Company because (1) the new name will remove the negative connotations associated with corporate names that include ".com", and (2) the new name better reflects the current business model of the Company.

Vote Required; Recommendation of Board of Directors

     The Board of Directors has unanimously approved the Restated Certificate and the proposal to change the name of the Company to DrugMax, Inc. The affirmative vote of the holders of a majority of all outstanding shares of the Company's Common Stock entitled to vote at the Meeting in person or by proxy, will be required for approval of the amendment to the Company's Certificate of Incorporation, as amended. If the name change is not approved, the Company's name will continue to be DrugMax.com, Inc.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO DRUGMAX, INC.

4.  OTHER BUSINESS

   The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any matter not described herein should be presented for Stockholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

                           STOCKHOLDER PROPOSALS FOR
                    PRESENTATION AT THE 2002 ANNUAL MEETING

     Any stockholder intending to present a proposal at the 2002 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company's By-Laws, submit such proposal to William L. LaGamba, Secretary, in writing no later than March 30, 2002. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

A copy of the Company's Annual Report for the year ended march 31, 2001 (the "Annual Report"), including financial statements, accompanies this proxy statement. In addition, the Company filed an Annual Report on form 10-KSB with the Securities and Exchange Commission on June 27, 2001. Stockholders may obtain a copy of this report, without charge, by writing to: DrugMax.com, Inc., 12505 Starkey Road, Suite A, Largo, Florida 33773

                                By Order of the Board of Directors,


                                WILLIAM L. LAGAMBA
                                President, Chief Operating Officer and Secretary

Dated:  ___________, 2001

                                   APPENDIX A
                                   ----------

                                    RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                               DRUGMAX.COM, INC.

  DrugMax.com, Inc. (the "Corporation"), a corporation organized and existing under the Nevada Revised Statutes ("NRS"), of the State of Nevada does hereby certify:

  I. The Corporation, pursuant to the provisions of NRS 78.403, hereby adopts these Restated Articles of Incorporation which accurately restate and integrate the Articles of Incorporation filed on October 18, 1993, and all amendments thereto that are in effect to date as permitted by NRS 78.385.

  II. Each amendment made by these Restated Articles of Incorporation (the "Restated Articles") has been effected in conformity with the provisions of the NRS. The Restated Articles and each amendment thereto were duly approved and adopted by the unanimous written consent of the Corporation's Board of Directors and by the written consent of stockholders holding at least a majority of the voting power on June 14, 2001, and the consents given for the amendments contained herein were sufficient for approval of such amendments.

  III. The original Articles of Incorporation and all amendments and supplements thereto are hereby superseded by the Restated Articles which are as follows:


                                  ARTICLE ONE

     The name of the corporation is DrugMax, Inc.

                                  ARTICLE TWO

     The purpose or purposes for which this corporation is organized are:

     To engage, without qualification, in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

                                 ARTICLE THREE

     SECTION 3.01. AUTHORIZED CAPITAL STOCK. The total number of shares of capital stock the corporation is authorized to issue is Twenty-Six Million (26,000,000) shares, each having a par value of $0.001, of which (i) Twenty-Four Million (24,000,000) shares shall be designated as "Common Stock and" (ii) Two Million (2,000,000) shares shall be designated as "Preferred Stock".

     SECTION 3.02. COMMON STOCK. Each share of Common Stock issued and outstanding shall be entitled to one vote on all matters. Dividends shall be declared and paid only out of funds legally available therefor. Shares of such Common Stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine. Fully paid shares of Common Stock of this corporation shall not be liable to any further call or assessment.

     SECTION 3.03. PREFERRED STOCK. The Board of Directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

     (a) Whether or not the class or series shall have voting rights, full or limited, or will be without voting rights;

     (b) The number of shares to constitute the class or series and the designation thereof;

     (c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

     (d) Whether or not the shares of any class or series shall be redeemable and, if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

     (e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds shall be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

     (f) The dividend rate, whether dividends are payable in cash, stock of the corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

     (g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

     (h) Whether or not the shares of any class or series is convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

     (i) Such other rights and provisions with respect to any class or series as may to the Board of Directors seem advisable.

     The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

                                  ARTICLE FOUR

     The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation, provided that the number of directors shall not be reduced to less than three (3) except that in cases where all the shares of the corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than three (3) but not less than the number of stockholders. The Board of Directors shall be limited in number to no less than three (3) nor more than nine (9). Directors of the corporation need not be residents of the State of Nevada and need not own shares of the corporation's stock.

                                  ARTICLE FIVE

     The Capital stock of the corporation, after the amount of the subscription price has been paid in money, property, or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose and no stock issued as fully paid up shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

                                  ARTICLE SIX

     The corporation is to have perpetual existence.

                                 ARTICLE SEVEN

     In furtherance and not in limitation to the powers conferred by statute, the Board of Directors is expressly authorized:

     Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the corporation.

     To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and to cause to be executed mortgages and liens upon the real and personal property of this corporation.

     By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the bylaws of the corporation, shall have and may exercise the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the bylaws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

     When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the corporation.

                                 ARTICLE EIGHT

     Meetings of the stockholders may be held at such place within or without the State of Nevada, if the bylaws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation.

                                  ARTICLE NINE

     This corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reference.

                                  ARTICLE TEN

     No stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

     IN WITNESS WHEREOF, the undersigned President has executed these Restated Articles of Incorporation as of _____________, 2001.

ATTEST:                               DRUGMAX.COM, INC.


                                      By:
----------------------------            -----------------------------------
                                      William LaGamba, President,
                                      Chief Operating Officer and Secretary

                                   APPENDIX B

                               DRUGMAX.COM, INC.
                          12505 Starkey Road, Suite A
                              Largo, Florida 33773
               PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 5, 2001

  The undersigned, having received notice of the Annual Meeting of DrugMax.com, Inc. to be held at 10:00 a.m. (Eastern Daylight Savings Time), on Wednesday, September 5, 2001 (the "Meeting"), hereby designates and appoints Jugal K. Taneja and William L. LaGamba, and either of them with authority to act without the other, as proxies for the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Meeting and at any adjournment thereof, such proxies being directed to vote as specified on the reverse side.

  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF DRUGMAX.COM, INC. AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, PROVIDED THAT THIS PROXY WILL NOT BE VOTED TO ELECT MORE THAN SEVEN DIRECTORS.



                        (Continued on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTERS. PLEASE MARK AN "X" IN ONE SPACE. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY'S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Proposal to elect the following seven (7) nominees as Directors: Jugal K. Taneja, William L. LaGamba, Stephen M. Watters, Ronald J. Patrick, Howard L. Howell, DDS, Jeffrey K. Peterson and Joseph Zappala.


    FOR              WITHHELD
    [ ]                 [ ]

    FOR, EXCEPT VOTE WITHHELD
    FOR THE FOLLOWING NOMINEE(S):


    -----------------------------------

    -----------------------------------

    -----------------------------------


2. Proposal to approve an amendment to the 1999 Stock Option Plan to increase by 1,000,000 the number of shares available thereunder.


   FOR          AGAINST       ABSTAIN
   [ ]           [  ]          [  ]


3. Proposal to approve an amendment to the Certificate of Incorporation, as amended, to change the name of the Company to DrugMax, Inc.


   FOR          AGAINST       ABSTAIN
   [ ]           [  ]          [  ]


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.



                        Dated
                               ------------------------------------------------
                        Signature
                                 ----------------------------------------------
                        Signature if held jointly
                                                  -----------------------------


                        IMPORTANT: Please sign exactly as your name appears on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.